UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 27, 2003
                     --------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                            ACRES GAMING INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                       0-22498                  88-0206560
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(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

                 7115 Amigo, Suite 150, Las Vegas, Nevada 89119
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          (Address of principal executive offices, including Zip Code)

                                 (702) 263-7588
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              (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant

      On October 27, 2003, Acres Gaming Incorporated ("Acres") and International Game Technology ("IGT") issued a joint press release announcing the consummation of the merger of Acres with NWAC Corp., a wholly-owned subsidiary of IGT, pursuant to the terms of an Agreement and Plan of Merger, dated as of June 29, 2003, among, the Company, IGT and NWAC Corp. The press release, dated October 27, 2003, is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

      99.1 Acres Gaming Incorporated and International Game Technology Joint Press Release issued October 27, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACRES GAMING INCORPORATED

Dated: Ocotber 27, 2003                By /s/ Patrick W. Cavanaugh
                                          --------------------------------------
                                          Patrick W. Cavanaugh
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     99.1 Acres Gaming Incorporated and International Game Technology Joint Press Release issued October 27, 2003.